Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 1 of 11 Monthly Operating Report CASH BASIS CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11 JUDGE: Honorable Stacey G.C. Jennigan UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: September 2019 DATE YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ Karen Nicolaou Responsible Party ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE Karen Nicolaou 10/18/2019 PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: ORIGINAL SIGNATURE OF PREPARER TITLE PRINTED NAME OF PREPARER DATE Page 1 of 11

Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 2 of 11

Monthly Operating Report
CASH BASIS-1

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

2019

CASH RECEIPTS AND DISBURSEMENTS	MONTH September	MONTH August	MONTH July	MONTH June
1. CASH - BEGINNING OF MONTH	$ 612.78	$ 1,274.78	$ 1,286.78	$ 1,298.78
RECEIPTS				
2. CASH SALES				
3. ACCOUNTS RECEIVABLE COLLECTIONS	$ -	$ -	$ -	$ -
4. LOANS AND ADVANCES - MGP				
5. SALE OF ASSETS				
6. LEASE & RENTAL INCOME				
7. WAGES				
8. OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
9. TOTAL RECEIPTS	$ -	$ -	$ -	$ -
DISBURSEMENTS				
10. NET PAYROLL				
11. PAYROLL TAXES PAID				
12. SALES,USE & OTHER TAXES PAID				
13. INVENTORY PURCHASES				
14. MORTAGE PAYMENTS				
15. OTHER SECURED NOTE PAYMENTS				
16. RENTAL & LEASE PAYMENTS				
17. UTILITIES				
18. INSURANCE				
19. VEHICLE EXPENSES				
20. TRAVEL				
21. ENTERTAINMENT				
22. REPAIRS & MAINTENANCE				
23. SUPPLIES				
24. ADVERTISING				
25. HOUSEHOLD EXPENSES				
26. CHARITABLE CONTRIBUTIONS				
27. GIFTS				
28. OTHER (ATTACH LIST)	$ 12.00	$ 12.00	$ 12.00	$ 12.00
29. TOTAL ORDINARY DISBURSEMENTS	$ 12.00	$ 12.00	$ 12.00	$ 12.00
REORGANIZATION EXPENSES				
30. PROFESSIONAL FEES	$ -	$ -	$ -	$ -
31. U.S. TRUSTEE FEES	$ -	$ 650.00	$ -	$ -
32. OTHER (ATTACH LIST)				
33. TOTAL REORGANIZATION EXPENSES	$ -	$ 650.00	$ -	$ -
34. TOTAL DISBURSEMENTS	$ 12.00	$ 662.00	$ 12.00	$ 12.00
35. NET CASH FLOW	$ (12.00)	$ (662.00)	$ (12.00)	$ (12.00)
36. CASH - END OF MONTH	$ 600.78	$ 612.78	$ 1,274.78	$ 1,286.78

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Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 3 of 11 Monthly Operating Report CASH BASIS-1A 2019 CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11 MONTH: September CASH DISBURSEMENTS DETAIL CASH DISBURSEMENTS DATE PAYEE PURPOSE AMOUNT TOTAL CASH DISBURSEMENTS $ - BANK ACCOUNT DISBURSEMENTS CK# DATE PAYEE PURPOSE AMOUNT Bank Debit 09/30/19 Texas Capital Bank Service Charge $ 12.00 TOTAL BANK ACCOUNT DISBURSEMENTS $ 12.00 TOTAL DISBURSEMENTS FOR THE MONTH $ 12.00 Page 3 of 11

Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 4 of 11 Monthly Operating Report CASH BASIS-2 CASE NAME: Rockies Region 2006 LP 2019 CASE NUMBER: 18-33513-11 MONTH: September BANK RECONCILIATIONS Acct #1 A. BANK: Texas Capital Bank B. ACCOUNT NUMBER: 1111085120 TOTAL C. PURPOSE (TYPE): Debtor in Possession Acct 1. BALANCE PER BANK STATEMENT $ 600.78 $ 600.78 2. ADD: TOTAL DEPOSITS NOT CREDITED $ - $ - 3. SUBTRACT: OUTSTANDING CHECKS $ - $ - 4. OTHER RECONCILING ITEMS $ - $ - 5. MONTH END BALANCE PER BOOKS $ - $ 600.78 $ - $ 600.78 6. NUMBER OF LAST CHECK WRITTEN 1045 INVESTMENT ACCOUNTS DATE OF TYPE OF PURCHASE CURRENT BANK, ACCOUNT NAME & NUMBER PURCHASE INSTRUMENT PRICE VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS $ - $ - CASH 12. CURRENCY ON HAND $ - 13. TOTAL CASH - END OF MONTH $ 600.78 Page 4 of 11

Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 5 of 11

Monthly Operating Report
CASH BASIS-3

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

2019

MONTH: September

ASSETS OF THE ESTATE

SCHEDULE "A" REAL PROPERTY	MONTH September	MONTH August	MONTH July	MONTH June
1.				
2.				
3.				
4. OTHER (ATTACH LIST) - Oil & Gas Wells	$ 304,000.00	$ 304,000.00	$ 304,000.00	$ 304,000.00
5. TOTAL REAL PROPERTY ASSETS	$ 304,000.00	$ 304,000.00	$ 304,000.00	$ 304,000.00
SCHEDULE "B" PERSONAL PROPERTY				
1. CASH ON HAND				
2. CHECKING, SAVINGS, ETC.	$ 600.78	$ 612.78	$ 1,274.78	$ 1,286.78
3. SECURITY DEPOSITS				
4. HOUSEHOLD GOODS				
5. BOOKS, PICTURES, ART				
6. WEARING APPAREL				
7. FURS AND JEWELRY				
8. FIREARMS & SPORTS EQUIPMENT				
9. INSURANCE POLICIES				
10. ANNUITIES				
11. EDUCATION				
12. RETIREMENT & PROFIT SHARING				
13. STOCKS				
14. PARTNERSHIPS & JOINT VENTURES				
15. GOVERNMENT & CORPORATE BONDS				
16. ACCOUNTS RECEIVABLE				
17. ALIMONY				
18. OTHER LIQUIDATED DEBTS				
19. EQUITABLE INTERESTS				
20. CONTINGENT INTERESTS				
21. OTHER CLAIMS				
22. PATENTS & COPYRIGHTS				
23. LICENSES & FRANCHISES				
24. CUSTOMER LISTS				
25. AUTOS, TRUCKS & OTHER VEHICLES				
26. BOATS & MOTORS				
27. AIRCRAFT				
28. OFFICE EQUIPMENT				
29. MACHINERY, FIXTURES & EQUIPMENT				
30. INVENTORY				
31. ANIMALS				
32. CROPS				
33. FARMING EQUIPMENT				
34. FARM SUPPLIES				
35. OTHER (ATTACH LIST) Due from PDC Energy	$ 38,085.00	$ 38,085.00	$ 38,085.00	$ 38,085.00
36. TOTAL PERSONAL PROPERTY ASSETS	$ 38,685.78	$ 38,697.78	$ 39,359.78	$ 39,371.78
37. TOTAL ASSETS	$ 342,685.78	$ 342,697.78	$ 343,359.78	$ 343,371.78

Page 5 of 11

Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 6 of 11

Monthly Operating Report
CASH BASIS-4

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

2019

MONTH: September

LIABILITIES OF THE ESTATE

PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. Due to Managing General Partner for retainers	$ 105,000.00	
2. Due to RR2007LP	$ 12,576.65	
3. UNSECURED - Due to Managing General Partner	$ 1,312,239.53	
4. OTHER (ATTACH LIST) - Plugging Liability	$ 1,656,000.00	
5. TOTAL PREPETITION LIABILITIES	$ 3,085,816.18	$ -

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES				
2. FICA/MEDICARE				
3. STATE TAXES				
4. REAL ESTATE TAXES				
5. OTHER TAXES (ATTACH LIST)				
6. TOTAL TAXES		$ -		$ -
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)				
7. Operating Deficit - Due to PDC Energy	Dec 2018	$ 49,241.00	12/31/18	$ 49,241.00
8. Operating Deficit - Due to PDC Energy	Jan 2019	$ 20,372.00	01/31/19	$ 20,372.00
9. Operating Deficit - Due to PDC Energy	Feb 2019	$ 52,745.00	02/28/19	$ 52,745.00
10. Operating Deficit - Due to PDC Energy	Mar 2019	$ 46,252.00	04/30/19	$ 46,252.00
11. Operating Deficit - Due to PDC Energy	Apr 2019	$ 54,441.00	05/31/19	$ 54,441.00
12. Operating Deficit - Due to PDC Energy	May 2019	$ 63,387.00	06/30/19	$ 63,387.00
13. Operating Deficit - Due to PDC Energy	July 2019	$ 18,075.00	08/31/19	$ 18,075.00
14. Operating Deficit - Due to PDC Energy	Aug 2019	$ 20,585.00	09/30/19	$ 20,585.00
15. Operating Deficit - Due to PDC Energy	Sept 2019	$ 7,451.00	10/31/19	
16.				
27.				
28.				
29. (IF ADDITIONAL ATTACH LIST)				
30. TOTAL OF LINES 7 - 29		$ 332,549.00		$ 325,098.00
31. TOTAL POSTPETITION LIABILITIES		$ 332,549.00		$ 325,098.00

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Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 7 of 11

Monthly Operating Report
CASH BASIS-5

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

2019

MONTH: September

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1		$ -	$ -
2.			
3.			
4.			
5.			
TOTAL PAYMENTS TO INSIDERS		$ -	$ -

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.			$ -		$ -
2.			$ -		$ -
3.					
4.					
5.					
TOTAL PAYMENTS TO PROFESSIONALS		$ -	$ -	$ -	$ -

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST-PETITION
1.			
2.			
3.			
4.			
5.			
6. TOTAL	$ -	$ -	$ -

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Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 8 of 11

Monthly Operating Report
CASH BASIS-6

2019

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

MONTH: September

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X	
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

10. The Managing General Partner, PDC Energy, makes payments directly to suppliers for post-petition administrative expenses. These amounts are payable monthly from proceeds of sales of oil, gas and NGLs; however, there are currently insufficient proceeds available from operations to reimburse PDC. PDC has consented to nonpayment and continuing accrual of such amounts until a later date.

INSURANCE

N/A

	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?		
3. PLEASE ITEMIZE POLICIES BELOW		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This entity does not have insurance policies or employees. The Managing General Partner, PDC Energy, performs all of the duties for this entity. This entity is an additional named insured on PDC Energy's insurance policies. PDC Energy's insurance will remain in force throughout this Bankruptcy Process.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

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Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 9 of 11 Monthly Operating Report CASH BASIS-1 CASE NAME: Rockies Region 2006 LP 2019 CASE NUMBER: 18-33513-11 MONTH: September pg 2. 28 OTHER (ATTACH LIST) $ 12.00 Bank Service Charges $ 12.00 Total $ 12.00 Page 9 of 11

Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 10 of 11 Monthly Operating Report CASH BASIS-3 CASE NAME: Rockies Region 2006 LP 2019 CASE NUMBER: 18-33513-11 MONTH: September Schedule A 4. OTHER (ATTACH LIST) $ 304,000.00 Offer Amount - see attached well listing $ 304,000.00 Schedule B 35. OTHER (ATTACH LIST) $ 38,085.00 Due from PDC Energy, Inc. $ 38,085.00 Page 10 of 11

Case 18-33513-sgj11 Doc 282 Filed 10/18/19 Entered 10/18/19 15:41:13 Page 11 of 11

Monthly Operating Report
CASH BASIS-3

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

2019

MONTH: September

Schedule A - Line 4 Details

Oil and gas wells
Weld Colorado
Total Estimated Value of wells as a group: $ 304,000
Nature of Debtor's Interest in Property: Well Bore Only Working Interest

	Number	Name	Interest
1	105.006038	PETTINGER 43-2	0.99929000
2	105.006039	PETTINGER 34-2	0.99929000
3	105.006108	MOODY 21-6	0.99929000
4	105.006161	PAPPENHEIM 44-26	0.99929000
5	105.006183	CBO 24-32	0.99929000
6	105.006201	BROWN 22-2	0.99929000
7	105.006292	ANDERSON 21-34	0.99929000
8	105.006293	ANDERSON 22-34	0.99929000
9	105.006360	ZAHOUREK 11-31	0.99929000
10	105.006361	ZAHOUREK 12-31	0.99929000
11	105.006362	ZAHOUREK 21-31	0.99929000
12	105.006363	ZAHOUREK 22-31	0.99929000
13	105.006365	ZAHOUREK 32-31	0.99929000
14	105.006367	ZAHOUREK 42-31	0.99929000
15	105.006374	D DYER 31-34	0.99929000
16	105.006376	D DYER 41-34	0.99929000
17	105.006377	DYER 42-34	0.99929000
18	105.006382	HUNGENBERG 13-16	0.99929000
19	105.006383	HUNGENBERG 14-16	0.99929000
20	105.006384	FRANCIS 21-8	0.99929000
21	105.006386	BROWN-ORR 14-26	0.99929000
22	105.006388	ROTHARMEL 11-32	0.95160250
23	105.006389	ROTHARMEL 12-32	0.95160250
24	105.006390	ROTHARMEL 21-32	0.99929000
25	105.006391	ROTHARMEL 22-32	0.99929000
26	105.006653	GROVES 44-34	0.99929000
27	105.007012	GROVES 34-34	0.99929000
28	105.007015	GROVES 43-34	0.99929000
29	105.007016	GROVES 33-34	0.99929000
30	105.007040	KING 31-29	0.99929000
31	105.007041	KING 32-29	0.99929000
32	105.007043	KING 42-29	0.99929000
33	105.007091	KREPS 24-6	0.99929000
34	105.007103	ANDERSON 31-10	0.99929000
35	105.007104	ANDERSON 42-10	0.99929000
36	105.007106	DALTON 14-24	0.99929000
37	105.007107	DALTON 23-24	0.99929000
38	105.007108	DALTON 24-24	0.99929000
39	105.007109	LAPP 33-12	0.99929000

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